UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2004
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25732 (Commission File Number)	13-4146982 (IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York (Address of principal executive offices)	10577 (Zip Code)

(Registrant’s telephone number, including area code)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25732 (Commission File Number)	84-1207329 (IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York (Address of principal executive offices)	10577 (Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events and Required FD Disclosure

On September 13, 2004, Atlas Air, Inc. and Polar Air Cargo, Inc., the wholly owned subsidiaries of Atlas Air Worldwide Holdings, Inc., issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Atlas Air, Inc. and Polar Air Cargo, Inc.’s press release dated September 13, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.
Dated: September 13, 2004	By:	/s/ John W. Dietrich
		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel and Chief Human Resources Officer

Atlas Air, Inc.
Dated: September 13, 2004	By:	/s/ John W. Dietrich
		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel and Chief Human Resources Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Atlas Air, Inc. and Polar Air Cargo, Inc.’s press release dated September 13, 2004.